                                                                     EXHIBIT 3.1

                           SECOND RESTATED BYLAWS OF
                        THE CHARLES SCHWAB CORPORATION


                                   ARTICLE I
                                    OFFICES

        Section 1.01.  Registered Office.  The registered office of The Charles
                       -----------------
Schwab Corporation (the "Corporation") in the State of Delaware shall be at 1209 Orange Street, Wilmington, Delaware, and the name of the registered agent at that address shall be the Corporation Trust Company.

        Section 1.02.  Principal Office.  The principal office for the
                       ----------------
transaction of the business of the Corporation shall be at 101 Montgomery Street, San Francisco, California. The Board of Directors (hereafter called the "Board") is hereby granted full power and authority to change said principal office from one location to another.

        Section 1.03.  Other Offices.  The Corporation may also have an office
                       -------------
or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

                                  ARTICLE II
                           MEETINGS OF STOCKHOLDERS

        Section 2.01.  Annual Meetings.  Annual meetings of the stockholders of
                       ---------------
the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings shall be held each year on a date and at a time designated by the Board.

        Section 2.02.  Special Meetings.  Special meetings of the stockholders
                       ----------------
for any purpose or purposes may be called by the Chairman of the Board, the Board or a committee of the Board which has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in these Bylaws, include the power to call such meetings. Unless otherwise prescribed by statute, the Certificate of Incorporation or these Bylaws, special meetings may not be called by any other person or persons. No business may be transacted at any special meeting of stockholders other than such business as may be designated in the notice calling such meeting.

        Section 2.03.  Place of Meeting.  The Board of Directors, the Chairman
                       ----------------
of the Board, or a committee of the Board, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders called by the Board of Directors, the Chairman of the Board, or a committee of the Board. If no designation is so made, the place of meeting shall be the principal office of the Corporation.

        Section 2.04.  Notice of Meeting.  Written or printed notice, stating
                       -----------------
the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be de livered by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law.
Only such business shall be conducted at a special meeting of stock holders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with
Section 8.02 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be canceled, by resolution of the Board upon public notice given prior to the date previously scheduled for such meeting of stockholders.

        Section 2.05.  Quorum and Adjournment.  Except in the case of any
                       ----------------------
meeting for the election of directors summarily ordered as provided by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. In the absence of a forum at any meeting or any adjournment thereof, a majority in voting interest of the shareholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all stockholders, any officer entitled to preside at, or to act as secretary of such meeting may adjourn such meeting from time to time. The Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. No business may be transacted at a meeting in the absence of a quorum other than the adjournment of such meeting, except that if a quorum is present at the commencement of a meeting, business may be transacted until the meeting is adjourned even though the withdrawal of stockholders results in less than a quorum.

        Section 2.06.  Notice of Stockholder Business and Nominations.
                       -----------------------------------------------

             (a) Annual Meetings of Stockholders.
                 -------------------------------
                 (i) Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw.

                 (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph
(a)(i) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor ear lier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                 (iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

             (b) Special Meetings of Stockholders.  Only such business shall be
                 --------------------------------
conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as de scribed above.

             (c) General.  (i)    Only such persons who are nominated in
                 -------
accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise pro vided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or pro posed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

                 (i) For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

                 (ii) Notwithstanding the foregoing provisions of this Bylaw, a stock holder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or
(B) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

  Section 2.07.  Voting.
                 ------
          (a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the
Corporation:
                 (i) on the date fixed pursuant to Section 6.05 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

                 (ii)   if no such record date shall have been so fixed, then
(a) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

          (b) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Nothing in this section shall be construed as limiting the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledging shall be entitled to vote, unless in the transfer by the pledger on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

          (c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority of the shares present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of the stockholders on any questions shall be by ballot and each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

   Section 2.08. List of Stockholders.  The Secretary of the Corporation
                 --------------------
shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any stockholder who is present.

   Section 2.09. Inspectors of Election.  The Corporation shall, in
                 ----------------------
advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to act at the meeting. If no inspector or alternative is able to act at a meeting of stockholders, the chairman of such meeting shall appoint one or more inspectors to act at the meeting. Each inspector so appointed shall first sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at a meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

Reports of the inspectors shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties as inspectors. The inspectors need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector on any question other than a vote for or against a proposal in which he shall have a material interest.

   Section 2.10. No Stockholder Action by Written Consent.  Except as
                 ----------------------------------------
otherwise fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation with respect to such class or series of stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such stockholders.

                                  ARTICLE III
                               BOARD OF DIRECTORS

   Section 3.01. General Powers.  The property, business and affairs of
                 --------------
the Corporation shall be managed by or under the direction of the Board.

   Section 3.02. Number, Election and Terms.  Except as otherwise fixed by
                 --------------------------
or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the directors of the Board of the Corporation shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Commencing with the 1996 annual meeting of stockholders, the directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1997, the second class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1998, and the third class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, with each director to hold office to hold office until his or her successor is duty elected and qualified. At each annual meeting of the stockholders of the Corporation, commencing with the 1997 annual meeting, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, with each director to hold office until his or her director shall have been duly elected and qualified.

   Section 3.03. Procedure for Election of Directors; Required Vote.
                 --------------------------------------------------
Election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot, and, except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights to the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, a plurality of the votes cast thereat shall elect directors.

   Section 3.04. Resignations.  Any director of the Corporation may resign
                 ------------
at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

   Section 3.05. Removal.  Subject to the rights of any class or series of
                 -------
stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

   Section 3.06. Vacancies.  Subject to applicable law and except as
                 ---------
otherwise provided for or fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board of Directors of the Corporation shall shorten the term of any incumbent director.

   Section 3.07. Place of Meeting, Etc.  The Board may hold any of its
                 ---------------------
meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

   Section 3.08. First Meeting.  The Board shall meet as soon as
                 -------------
practicable after each annual election of directors and notice of such first meeting shall not be required.

   Section 3.09. Regular Meetings.  Regular meetings of the Board may be
                 ----------------
held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

   Section 3.10. Special Meetings.  Special meetings of the Board may be
                 ----------------
called by the Chairman of the Board of Directors or the President. Notice of any special meeting of directors shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile transmission, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least twenty-four (24) hours before such meeting. If by facsimile transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least twelve (12) hours prior to the time set for the meeting. Such notice may be waived by any director and any meeting shall be a legal meeting without notice having been given if all the directors shall be present thereat or if those not present shall, either before or after the meeting, sign a written waiver of notice of, or a consent to, such meeting or shall after the meeting sign the approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or be made a part of the minutes of the meeting.

   Section 3.11. Quorum and Manner of Acting.  Except as otherwise
                 ---------------------------
provided in the Certificate of Incorporation or these Bylaws or by law, the presence of a majority of the total number of directors then in office shall be required to constitute a quorum for the transaction of business at any meeting of the Board. Except as otherwise provided in the Certificate of Incorporation or these Bylaws or by law, all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

   Section 3.12. Action by Consent.  Any action required or permitted to
                 -----------------
be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

   Section 3.13. Compensation.  The directors shall receive only such
                 ------------
compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

   Section 3.14. Executive Committee.  There may be an Executive Committee
                 -------------------
of two or more directors appointed by the Board, who may meet at stated times, or in notice to all by any of their own number, during the intervals between the meetings of the Board; they shall advise and aid the officers of the Corporation in all matters concerning its interest and the management of its business, and generally perform such duties and exercise such powers as may be directed or delegated by the Board from time to time. The Board of Directors may also designate, if it desires, other directors as alternate members who may replace any absent or disqualified member of the Executive Committee at any meeting thereof. To the full extent permitted by law, the Board may delegate to such committee authority to exercise all the powers of the Board while the Board is not in session. Vacancies in the membership of the committee shall be filled by the Board at a regular meeting or at a special meeting for that purpose. In the absence or disqualification of any member of the Executive Committee and any alternate member in his or her place, the member or members of the Executive Committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may, by unanimous vote, appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. The Executive Committee shall keep written minutes of its meeting and report the same to the Board when required. The provisions of Sections 3.09, 3.10, 3.11 and 3.12 of these Bylaws shall apply, mutatis mutandis, to any Executive Committee of the Board.
- ----------------

   Section 3.15. Other Committees.  The Board may, by resolution passed by
                 ----------------
a majority of the whole Board, designate one or more other committees, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may also designate, if it desires, other directors as alternate members who may replace any absent or disqualified member of any such committee at any meeting thereof. To the full extent permitted by law, any such committee shall have and may exercise such powers and authority as the Board may designate in such resolution. Vacancies in the membership of a committee shall be filled by the Board at a regular meeting or a special meeting for that purpose. Any such committee shall keep written minutes of its meeting and report the same to the Board when required. In the absence or disqualification of any member of any such committee and any alternate member or members of any such committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may, by unanimous vote, appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. The provisions of Section 3.09, 3.10, 3.11 and 3.12 of these Bylaws shall apply, mutatis mutandis, to any such
                                                 ----------------
committee of the Board.

                                   ARTICLE IV
                                    OFFICERS

   Section 4.01. Number.  The officers of the Corporation shall be a
                 ------
Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer. The Chief Executive Officer of the corporation shall be such officer as the Board shall from time to time designate. The Board may also elect one or more Assistant Secretaries and Assistant Treasurers. A person may hold more than one office providing the duties thereof can be consistently performed by the same person.

   Section 4.02. Other Officers.  The Board may appoint such other
                 --------------
officers as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

   Section 4.03. Election.  Each of the officers of the Corporation,
                 --------
except such officers as may be appointed in accordance with the provisions of
Section 4.02 or Section 4.05 of this Article, shall be chosen annually by the Board and shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

   Section 4.04. Salaries.  The salaries of all executive officers of the
                 --------
Corporation shall be fixed by the Board or by such committee of the Board as may be designated from time to time by a resolution adopted by a majority of the Board.

   Section 4.05. Removal; Vacancies.  Subject to the express provisions of
                 ------------------
a contract authorized by the Board, any officer may be removed, either with or without cause, at any time by the Board or by any officer upon whom such power of removal may be conferred by the Board. Any vacancy occurring in any office of the Corporation shall be filled by the Board.

   Section 4.06. The Chairman of the Board.  The Chairman of the Board
                 -------------------------
shall preside at all meetings of the stockholders and directors and shall have such other powers and duties as may be prescribed by the Board or by applicable law. He shall be an ex-officio member of standing committees, if so provided in the resolutions of the Board appointing the members of such committees.

   Section 4.07. The President.  The President shall be the managing
                 -------------
officer of the Corporation. Subject to the control of the Board, the President shall have general supervision, control and management of the affairs and business of the Corporation, and general charge and supervision of all offices, agents and employees of the Corporation; shall see that all orders and resolutions of the Board are carried into effect; shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and Board; and in general shall exercise all powers and perform all duties incident to President and managing officer of the Corporation and such other powers and duties as may from time to time be assigned to him by the Board or as may be prescribed in these Bylaws.

        The President may execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Corporation.

        The President shall be an ex-officio member of standing committees, if so provided in the resolutions of the Board appointing the members of such committees.

   Section 4.08. The Vice Presidents.  In the absence of the President or
                 -------------------
in the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board may from time to time prescribe.

   Section 4.09. The Secretary and Assistant Secretary.  The Secretary
                 -------------------------------------
shall attend all meetings of the Board and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board in a book to be kept for that purpose and shall perform like duties for the standing and special committees of the Board when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or President, under whose supervision he shall act. He shall have custody of the corporate seal of the Corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

        The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or his refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

   Section 4.10. The Treasurer.  The Treasurer shall have the custody of
                 -------------
the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board.

        He shall disburse the funds of the Corporation as may be ordered by the Board, making proper vouchers for such disbursements, and shall render to the President and the Board, at its regular meetings, or when the Board so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

        If required by the Board , he shall give the Corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

   Section 4.11. The Assistant Treasurer.  The Assistant Treasurer, or if
                 -----------------------
there be more than one, the assistant treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

                                   ARTICLE V
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

   Section 5.01. Checks, Drafts, Etc.  All checks, drafts or other orders
                 -------------------
for payment of money, notes or other evidence of indebtedness payable by the Corporation and all contracts or agreements shall be signed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person or persons shall give such bond, if any, as the Board may require.

   Section 5.02. Deposits.  All funds of the Corporation not otherwise
                 --------
employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President, any Vice President or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

   Section 5.03. General and Special Bank Accounts.  The Board may from
                 ---------------------------------
time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                   ARTICLE VI
                           SHARES AND THEIR TRANSFER

   Section 6.01. Certificates for Stock.  Every owner of stock of the
                 ----------------------
Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman, Vice Chairman or President or a Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.04.

   Section 6.02. Transfers of Stock.  Transfers of shares of stock of the
                 ------------------
Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

   Section 6.03. Regulations.  The Board may make such rules and
                 -----------
regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

   Section 6.04. Lost, Stolen, Destroyed, and Mutilated Certificates.  In
                 ---------------------------------------------------
any case of loss, theft, destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

   Section 6.05. Fixing Date for Determination of Stockholders of Record.
                 -------------------------------------------------------
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action except for consenting to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as herein before described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or any other lawful action except for consenting to corporate action in writing without a meeting, the record date shall be the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

        For purposes of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted, as of which shall be determined the stockholders of record entitled to consent to corporate action in writing without a meeting. If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed in Section 2.09 hereof.
If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law with respect to the proposed action, the record date for determining stockholders entitled to consent to corporate action writing shall be the close of business on the day in which the Board of Directors adopts the resolutions taking such prior action.

                                  ARTICLE VII
                                INDEMNIFICATION
   Section 7.01. Indemnification of Officers, Directors, Employees and
                 -----------------------------------------------------
Agents; Insurance.
- -----------------
           (a)   Right to Indemnification.  Each person who was or is made a
                 ------------------------
party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitees in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent ands heirs, executors and administrators; provided, however, that except as
                                          --------  -------
provided in paragraph (c) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or is subsequently ratified by the Board of Directors of the Corporation.

           (b)   Right to Advancement of Expenses.  The right to indemnification
                 --------------------------------
conferred in paragraph (a) of this Section shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an "advancement of expenses"); provided,
                                                        --------
however, that, if the Delaware General Corporation Law requires, an advancement
- -------
of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

           (c) To obtain indemnification under this Bylaw, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this paragraph (c), a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a "Change of Control" as defined in the Senior Executive Severance Policy, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board. If is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.
           (d)   Right of Indemnitee to Bring Suit.  The rights to
                 ---------------------------------
indemnification and to the advancement of expenses conferred in paragraphs (a) and (b) of this Section shall be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Article VII is in effect. Any repeal or modification of this
Article VII or any repeal or modification of relevant provisions of the Delaware General Corporation Law or any other applicable laws shall not in any way diminish any rights to indemnification of such director or officer or the obligations of the Corporation hereunder. If a claim under paragraph (a) or (b) of this Section is not paid in full by the Corporation within sixty (60) days after a written claim pursuant to paragraph (c) has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

           (e)   Non-Exclusivity of Rights.  The rights to indemnification and
                 -------------------------
to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

           (f)   Insurance.  The Corporation may maintain insurance, at its
                 ---------
expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law, provided that such
                                                              --------
insurance is available on acceptable terms, which determination shall be made by the Board of Directors or by a committee thereof.

           (g)   Indemnification of Employees and Agents of the Corporation.
                  ----------------------------------------------------------
The Corporation may, to the extent and in accordance with the terms authorized from time to time by the board of directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

           (h) For purposes of this Section, references to "the Corporation" shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Section with respect to the Corporation as he would have with respect to such constituent corporation if its separate existence had continued.

           (i) For purposes of this Section, references to "serving at the request of the Corporation" shall include any service as director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Section.

           (j) Notwithstanding anything else in this Article VII, in the event that the express provisions of the Delaware General Corporation Law relating to indemnification of, or advancement of expenses by the Corporation to, persons eligible for indemnification or advancement of expenses under this Article VII are amended to permit broader indemnification or advancement of expenses, then the Corporation will provide such indemnification and advancement of expenses to the maximum extent permitted by the Delaware General Corporation Law.

           (k) If this Article VII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each indemnitee of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VII that shall not have been invalidated and to the full extent permitted by applicable law.

           (l) Notwithstanding anything else in this Article VII, at any and all times at which the Corporation is subject to the provisions of the California Corporations Code by virtue of the operation of Section 2115 thereof or otherwise, the indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall be in all respects limited by the provisions of the California Corporations Code made applicable by such Section 2115 (or such other provision of California law).

           (m)   If a determination shall have been made pursuant to paragraph
(c) of this Bylaw that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (d) of this Bylaw.

           (n) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (d) of this Bylaw that the procedures and presumptions are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Bylaw.

           (o)   For purposes of this Bylaw:

                 (i) "Disinterested Director" means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

                 (ii) "Independent Counsel" means a law firm, a member of a law firm, or and independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this Bylaw.

                                  ARTICLE VIII
                                 MISCELLANEOUS

   Section 8.01. Seal.  The Board shall provide a corporate seal, which
                 ----
shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

   Section 8.02. Waiver of Notices.  Whenever notice is required to be
                 -----------------
given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

   Section 8.03. Fiscal Year.  The fiscal year of the Corporation shall be
                 -----------
fixed by resolution of the Board.

   Section 8.04. Amendments.  These Bylaws may be altered, amended or
                 ----------
repealed at any meeting of the Board or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board, in a notice given not less than two days prior to the meeting; provided, however, that, in the case of amendments by stockholders, notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the Certificate of Incorporation of these Bylaws, the affirmative vote of the holders of at least 80% of the total voting power of all the then outstanding shares of Voting Stock of the Corporation, voting together as a single class, shall be required to alter, amend or repeal this Section 8.04 or any provision of Sections 2.06, 2.10, 3.02,
3.05 and 3.06 of these Bylaws.

   Section 8.05. Voting Stock.  Any person so authorized by the Board, and
                 ------------
in the absence of such authorization, the Chairman of the Board, the President or any Vice President, shall have full power and authority on behalf of the Corporation to attend and to act and vote at any meeting of the stockholders of any corporation in which the Corporation may hold stock and at any such meeting shall possess and may exercise any and all rights and powers which are incident to the ownership of such stock and which as the owner thereof the Corporation might have possessed and exercised if present. The Board by resolution from time to time may confer like powers upon any other person or persons.